Exhibit 24

                                 POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints John L. Garibaldi, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Form 10-K, and to file the same, with all exhibits thereto, and other documents in connections therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that all attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act 1934, this report has been signed below by the following persons in the capacities and on the dates indicated below.



SIGNATURE                     TITLE                         DATE

/s/  JOHN W. ADAMS            Chairman of the               March 31, 1998
--------------------------    Board of Directors
John W. Adams

/s/  PAUL J. CASEY            President and                 March 31, 1998
--------------------------    Chief Executive Officer
Paul J. Casey                 (Principal Executive Officer)

/s/  JOHN L. GARIBALDI        Executive Vice President      March 31, 1998
--------------------------    Chief Financial Officer
John L. Garibaldi             (Principal Financial and
                              Accounting Officer)


/s/  TODD G. COLE             Director                      March 31, 1998
--------------------------
Todd G. Cole

/s/  ROBERT G. COO            Director                      March 31, 1998
--------------------------
Robert G. Coo

/s/  WILLIAM BOYCE LUM        Director                      March 31, 1998
--------------------------
William Boyce Lum

/s/  RENO MORELLA             Director                      March 31, 1998
--------------------------
Reno Morella


SIGNATURE                    TITLE                          DATE



/S/  ARTHUR J. PASMAS         Director                      March 31, 1998
--------------------------
Arthur J. Pasmas

/s/  SAMSON PO'OMAIHEALANI    Director                      March 31, 1998
--------------------------
Samson Po'omaihealani

/s/  EDWARD Z. SAFADY         Director                      March 31, 1998
--------------------------
Edward Z. Safady

/S/  SHARON SOPER             Director                      March 31, 1998
--------------------------
Sharon Soper

/S/  THOMAS J. TRZANOWSKI     Director                      March 31, 1998
--------------------------
Thomas J. Trzanowski
